UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 ---------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31, 2003
                         -----------------

Date of reporting period: DECEMBER 31, 2003
                          -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                              THE AVATAR ADVANTAGE
                             EQUITY ALLOCATION FUND

                                 Annual Report

                               For the Year Ended
                               December 31, 2003

TABLE OF CONTENTS

THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

      Management's Discussion and Analysis Letter                           3
      Performance Graph                                                     7
      Schedule of Investments                                               8
      Statement of Assets and Liabilities                                  11
      Statement of Operations                                              12
      Statements of Changes in Net Assets                                  13
      Financial Highlights                                                 14
      Notes to Financial Statements                                        15
      Report of Independent Accountants                                    21
      Information about Trustees and Officers                              22

February 2, 2004

Dear Shareholder,

I would like to take this opportunity to report on the progress of the Avatar Advantage Equity Allocation Fund for the periods ending December 31, 2003.

                             EQUITY FUND AVERAGE      S&P 500       NASDAQ
PERIOD                       ANNUALIZED RETURNS        INDEX        INDEX
------                       ------------------       -------       ------
Q1 2003                             -2.59%            -3.15%         0.58%
Q2 2003                              9.29%            15.40%        21.11%
Q3 2003                              1.89%             2.64%        10.22%
Q4 2003                              8.21%            12.18%        12.29%
One-year                            17.38%            28.69%        50.77%
Three-year                          -8.82%            -4.05%        -6.33%
Five-Year                           -3.55%            -0.57%        -1.43%
Since Inception (12/3/97)            0.85%             2.80%         3.89%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. If the maximum sales charge (4.50%) was reflected, the Fund's returns for the 1-yr, 3-yr, 5-yr and since inception periods would have been 12.10%, -10.19%, -4.44% and 0.09% respectively. Please see the prospectus for fees and expenses that do apply to a continued investment in the fund.

The past year saw a mostly normal snap-back from depressed economic and financial conditions, and we should all feel good about the first up year for the stock market in four. The economy registered some good growth on a percentage basis, but it was hardly a barn-burner considering the low levels from which it sprang. Unfortunately, the fact that the third quarter of the year grew at 8.2%, while impressive, is a very poor forecast of growth in the ensuing quarters. What counts most are the underlying processes of growth. Here the story, while encouraging, is not all positive.

2003 - SECOND SIX MONTHS IN REVIEW:
-----------------------------------

We started the second half above our neutral equity asset allocation and ended the quarter at a neutral allocation due to the increasing weakness in the dollar, a strong rise in commodity prices and the leap in the price of gold. We started the fourth quarter with a neutral allocation. As there was steady deterioration in our monetary model, we lowered equity exposure to below neutral in mid-November. As in the third quarter, the sharp decline in the dollar caused a number of our fundamental indicators to decline. In late-November, we lowered exposure a bit more as some of the small capitalization stocks began correcting from spectacular runs. Toward the end of December, we raised equity exposure just under neutral due to substantial mutual fund inflows. While ultimately we feel these flows will represent a problem, typically a contrarian indicator, for now they are carrying the market higher, despite less favorable other fundamentals.

Equities posted solid increases in the last half of the year, including a strong sprint to the finish. Investor optimism stemmed from continued favorable economic data, a low interest rate outlook, and robust growth in corporate profits.

Performance by sector varied. In the third quarter, economically sensitive stocks generally performed well above average while defensive groups mostly lagged. Technology was the quarter's star performer, benefiting from firming demand in semiconductors and portions of the computer hardware industry. Portfolio holdings were increased during the quarter in agricultural equipment stocks and package delivery stocks. The only significant change in consumer discretionary and basic materials was to increase holdings in retail stocks. Telecom also provided an important contribution to performance.

In the fourth quarter, cyclical groups advanced strongly while the defensive areas took a back seat. Performance of the basic materials sector (chemicals and papers) experienced the most dramatic rise. Positions in chemicals were trimmed during the period and we ended the year with approximately a market weighting. Industrial stocks were also strong and provided the most value added to overall performance. This sector was over-weighted entering the quarter with a diversity of holdings and we remained overweight at the end of the year. Rising commodity prices and good demand made for an attractive profit outlook in the energy sector. Holdings were raised modestly during the period. Financial stocks performed in-line with the overall index; however, our positions in insurance stocks added value due to an improving fundamental outlook. The portfolio weighting in this sector approximates that of the S&P 500 Index.

Telecom services exposure was increased to over-weight and was an area where stock selection added value. The relative performance of technology stocks cooled a bit in the fourth quarter, but the sector as a whole still performed about average. Performance in the consumer discretionary sector was restrained by weakness in retail stocks - a group where exposure was reduced to slightly underweight. Performance of defensive sectors including healthcare, consumer staples, and electric utilities trailed the overall averages. Portfolios are underweight staples and healthcare groups and exposure to the electric utilities sector was reduced slightly in the fourth quarter.

Entering 2004, the portfolio is well diversified and is positioned to benefit from the solid economic growth that is expected well into the New Year.

2004 - OUTLOOK:
---------------

There are pretty good indications that the economy may be entering a period of somewhat higher employment growth. While that is welcome, some caution must be declared due to the fact that this has been, by far, the weakest recovery in employment for a new economic cycle. Whatever is holding back employment may remain in operation as 2004 rolls on.

One area that clearly appears to have turned is capital spending. Some doubt the staying power of this development because so much unutilized capacity still exists. However, the main driving force for capital spending is profitability. In 2003, profits soared from their lowest base in the modern era. While there will inevitably be a slowdown from that pace, profits appear healthy enough to encourage corporations to get on with the business of modernization. Actual innovation has kept up with its normal growth during the past four years, but decisions to employ these advances have been muted.

The greatest concern in the outlook that we have is a financial one. The level of interest rates is too low if the economy continues in the process of expansion. The demand for borrowed funds is growing as corporations and the federal government together tap the bond market. Beyond that, there are indications that a process of inflation acceleration is probably under way, which would also tend to boost interest rates. The expectation of some, including the Federal Reserve, is that inflation is well contained because of the high degree of unused labor and manufacturing capacity.

As we have argued in the Advisor, inflation is one of the most difficult economic processes to forecast. Evidence shows very low correlation between the change in inflation and the level of unutilized labor and/or manufacturing capacity. In other words, excess capacity does not, as is commonly believed, provide a buffer against inflation.

What we do know is that once the inflation process takes hold it stubbornly resists attempts to tame it. In other words, the risks seem to be tilted toward a chance of noticeably higher interest rates. Our monetary models reflect the growing concerns with regard to interest rates and remain no better than neutral. Our stock market momentum models are still supportive of the kind of rally we experienced in second half of 2003. The real danger in the equity market is in the area of valuation and flows of funds, which we call our sentiment model. What gives us pause is that groups that have a poor record of assessing short-term risk in the market are buying stocks. Meanwhile, those groups that have a good record of knowing when the market is attractively valued, such as corporate insiders and corporate financial officers, are selling stocks. The inflows into mutual funds have been enough to mask some of the underlying concerns we have mentioned here. However, it is not a great foundation on which to build a care-free equity environment.

Sincerely,

/s/Larry Seibert

Larry Seibert, CFA
Vice Chairman
OAM AVATAR, LLC
An affiliate of Overture Asset Managers, LLC

The S&P 500 and NASDAQ Indices are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index. Sector allocations are subject to change at any time and are not recommendations to buy or sell any securities within a sector.

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

    COMPARISON OF THE VALUE OF A $10,000 INVESTMENT IN THE AVATAR ADVANTAGE
          EQUITY ALLOCATION FUND VERSUS THE S&P 500 STOCK PRICE INDEX

                         The Avatar Advantage         S&P 500 Composite
    Date                Equity Allocation Fund        Stock Price Index
    ----                ----------------------        -----------------
    12/3/97                    $10,000                     $10,000
   12/31/97                     $9,571                      $9,946
    3/31/98                    $10,746                     $11,333
    6/30/98                    $10,956                     $11,707
    9/30/98                    $10,281                     $10,543
   12/31/98                    $12,041                     $12,788
    3/31/99                    $12,204                     $13,425
    6/30/99                    $12,804                     $14,371
    9/30/99                    $12,153                     $13,475
   12/31/99                    $14,102                     $15,480
    3/31/00                    $15,133                     $15,834
    6/30/00                    $14,767                     $15,413
    9/30/00                    $15,099                     $15,264
   12/31/00                    $13,258                     $14,070
    3/31/01                    $10,874                     $12,401
    6/30/01                    $10,995                     $13,127
    9/30/01                     $9,548                     $11,200
   12/31/01                    $10,480                     $12,397
    3/31/02                    $10,578                     $12,430
    6/30/02                     $9,620                     $10,765
    9/30/02                     $8,477                      $8,905
   12/31/02                     $8,563                      $9,656
    3/31/03                     $8,341                      $9,352
    6/30/03                     $9,116                     $10,791
    9/30/03                     $9,289                     $11,077
   12/31/03                    $10,051                     $12,426

                        Average Annual Total Return1<F1>
                        --------------------------------
                    1 Year                            12.10%
                    5 Year                           (4.43%)
                    Since inception (12/3/97)          0.08%

Past performance is no guarantee of future results. Share value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than the original investment. Indices do not incur expenses and are not available for investment.

1<F1> Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption on Fund shares.

SCHEDULE OF INVESTMENTS at December 31, 2003

SHARES                                                            MARKET VALUE
------                                                            ------------
COMMON STOCKS: 80.22%

AEROSPACE/DEFENSE:  0.53%
        800    Lockheed Martin Corp.                                $   41,120
                                                                    ----------

BANKS:  3.41%
        950    Bank of New York                                         31,464
        400    Commerce
                 Bancorp Inc. NJ                                        21,072
        933    Countrywide
                 Financial Corp.                                        70,768
      2,400    Wells Fargo & Co.                                       141,336
                                                                    ----------
                                                                       264,640
                                                                    ----------

CHEMICALS:  0.65%
      1,100    Du Pont De
                 Nemours & Co.                                          50,479
                                                                    ----------

CHEMICALS - SPECIALTY:  0.83%
      1,000    PPG Industries, Inc.                                     64,020
                                                                    ----------

COMMUNICATIONS: 0.62%
      1,700    Nextel Communication,
                 Inc. - Class A*<F2>                                    47,702
                                                                    ----------

COMPUTER SOFTWARE:  3.20%
      9,000    Microsoft Corp.                                         247,860
                                                                    ----------

CONSUMER CYCLICAL:  1.97%
      1,100    Best Buy Co. Inc.                                        57,464
      1,100    CVS Corporation                                          39,732
      1,000    Lowe's Companies, Inc.                                   55,390
                                                                    ----------
                                                                       152,586
                                                                    ----------

CONSUMER STAPLES:  6.09%
      3,100    Coca-Cola Co.                                           157,325
      2,100    Kellogg Co.                                              79,968
      1,600    Pepsico Inc.                                             74,592
      1,600    The Procter &
                 Gamble Co.                                            159,808
                                                                    ----------
                                                                       471,693
                                                                    ----------

DIVERSIFIED FINANCIAL SERVICES:  4.42%
      4,400    Citigroup, Inc.                                         213,576
        800    Charter One
                 Financial Inc.                                         27,640
        500    First Tennessee
                 National Corp.                                         22,050
      1,700    Wachovia Corp                                            79,203
                                                                    ----------
                                                                       342,469
                                                                    ----------

DIVERSIFIED MANUFACTURING:  7.19%
        900    Danaher Corporation                                      82,575
        500    Eaton Corp.                                              53,990
      6,200    General Electric Co.                                    192,076
      1,300    Illinois Tool Works Inc.                                109,083
        750    Ingersoll-Rand Co. -
                 Class A #<F3>                                          50,910
        800    3M Co.                                                   68,024
                                                                    ----------
                                                                       556,658
                                                                    ----------

DRUGS & PHARMACEUTICALS:  7.30%
      2,100    Abbott Labs                                              97,860
      2,100    Johnson & Johnson                                       108,486
      1,000    Merck & Co. Inc.                                         46,200
      6,325    Pfizer, Inc.                                            223,462
      2,100    Wyeth                                                    89,145
                                                                    ----------
                                                                       565,153
                                                                    ----------

ELECTRIC - INTEGRATED:  1.40%
      1,700    Dominion Resources, Inc.                                108,511
                                                                    ----------

ELECTRIC POWER:  0.90%
      1,800    Cinergy Corp.                                            69,858
                                                                    ----------

ELECTRONIC COMPONENTS -
  SEMICONDUCTORS:  2.87%
      6,900    Intel Corp.                                             222,180
                                                                    ----------

ELECTRONIC COMPONENTS - MILITARY:  0.53%
        800    L-3 Communications
                 Holdings*<F2>                                          41,088
                                                                    ----------

FINANCE - CREDIT CARD:  1.31%
        800    Capital One
                 Financial Corp                                         49,032
      2,100    MBNA Corp.                                               52,185
                                                                    ----------
                                                                       101,217
                                                                    ----------

FINANCE - INVESTMENTS
  BANKERS/BROKERS:  2.31%
        300    Goldman Sachs
                 Group, Inc.                                            29,619
        400    The Bear Stearns
                 Companies, Inc.                                        31,980
        800    Federated Investors Inc.                                 23,488
        300    Legg  Mason Inc.                                         23,154
      1,200    Merrill Lynch & Co. Inc.                                 70,380
                                                                    ----------
                                                                       178,621
                                                                    ----------

FINANCE - MORTGAGE LOANS:  0.53%
        550    Fannie Mae                                               41,283
                                                                    ----------

FOOD - RETAIL:  0.90%
      2,800    McDonald's Corp.                                         69,524
                                                                    ----------

HEALTHCARE:  0.97%
      1,000    Anthem, Inc.*<F2>                                        75,000
                                                                    ----------

INSURANCE - BROKERS:  1.05%
      1,700    Marsh & McLennan
                 Companies, Inc.                                        81,413
                                                                    ----------

INSURANCE - MULTILINE:  3.31%
      1,400    Ace Ltd. #<F3>                                           57,988
        650    AFLAC Corporation                                        23,517
      1,750    American International
                 Group, Inc.                                           115,990
      1,000    Hartford Financial
                 Services                                               59,030
                                                                    ----------
                                                                       256,525
                                                                    ----------

MACHINERY FARMING:  1.09%
      1,300    Deere & Co.                                              84,565
                                                                    ----------

MEDIA:  1.51%
      2,158    Comcast Corp - Class A*<F2>                              70,933
        900    Tribune Co.                                              46,440
                                                                    ----------
                                                                       117,373
                                                                    ----------

MEDICAL - HMO:  0.60%
        800    UnitedHealth Group, Inc.                                 46,544
                                                                    ----------

MEDICAL INSTRUMENTS:  0.55%
        500    Stryker Corp.                                            42,505
                                                                    ----------

MOVIES & ENTERTAINMENT:  1.96%
      3,100    The Walt Disney Co.                                      72,323
      1,800    Viacom, Inc. - Class B                                   79,884
                                                                    ----------
                                                                       152,207
                                                                    ----------

OIL & GAS - MACHINERY & EQUIPMENT:  1.07%
      1,300    Baker Hughes Inc.                                        41,808
      1,000    Smith International, Inc.*<F2>                           41,520
                                                                    ----------
                                                                        83,328
                                                                    ----------

PAPER & PAPER PRODUCTS:  0.73%
        900    Temple-Inland, Inc.                                      56,403
                                                                    ----------

PETROLEUM DISTRIBUTION:  0.51%
      1,650    MDU Resource
                 Group, Inc.                                            39,287
                                                                    ----------

PETROLEUM PRODUCTS:  4.22%
        500    Apache Corporation                                       40,550
        800    ChevronTexaco Corp.                                      69,112
      5,300    Exxon Mobil Corp.                                       217,300
                                                                    ----------
                                                                       326,962
                                                                    ----------

RETAIL:  2.37%
        500    Kohl's Department Store*<F2>                             22,470
      1,300    Target Corp.                                             49,920
      2,100    Wal-Mart Stores, Inc.                                   111,405
                                                                    ----------
                                                                       183,795
                                                                    ----------

RETAIL - OFFICE SUPPLIES:  0.74%
      2,100    Staples, Inc.*<F2>                                       57,330
                                                                    ----------

WIRELESS COMMUNICATIONS:  1.04%
      1,500    QUALCOMM, Inc.                                           80,895
                                                                    ----------

TECHNOLOGY:  5.99%
      3,500    Cisco Systems, Inc.*<F2>                                 85,015
      4,000    Dell Computer Corp.*<F2>                                135,840
      1,700    International Business
                 Machines Corp.                                        157,556
      2,900    Texas Instruments, Inc.                                  85,202
                                                                    ----------
                                                                       463,613
                                                                    ----------

TECHNOLOGY - COMMERCIAL SERVICES:  0.74%
      1,500    Choice Point, Inc.*<F2>                                  57,135
                                                                    ----------

TECHNOLOGY - DATA PROCESSING:  1.06%
      2,000    First Data                                               82,180
                                                                    ----------

TELEPHONE:  3.08%
      2,900    BellSouth Corp.                                          82,070
      2,300    SBC
                 Communications, Inc.                                   59,961
      2,750    Verizon Communications                                   96,470
                                                                    ----------
                                                                       238,501
                                                                    ----------

TRUCKING:  0.67%
        700    United Parcel
                 Service - Cl B                                         52,185
                                                                    ----------
TOTAL COMMON STOCKS
  (Cost $5,484,412)                                                  6,214,408
                                                                    ----------

PRINCIPAL
AMOUNT
---------
U.S. GOVERNMENT AND
  GOVERNMENT AGENCY
  OBLIGATIONS:  18.07%
 $1,400,000    U.S. Treasury Bill,
                 0.85%, 01/15/04                                     1,399,525
                                                                    ----------
TOTAL U.S. GOVERNMENT
  AND GOVERNMENT
  AGENCY OBLIGATIONS
  (Cost $1,399,525)                                                  1,399,525
                                                                    ----------

SHORT-TERM INVESTMENTS:  1.76%
    136,052    Federated Cash Trust
                 Treasury Money
                 Market Fund                                           136,052
                                                                    ----------
TOTAL SHORT-TERM
  INVESTMENTS
  (Cost $136,052)                                                      136,052
                                                                    ----------
Total Investments in Securities
  (Cost $7,019,989):  100.05%                                        7,749,985
Liabilities in Excess of
  Other Assets:  (0.05)%                                                (3,749)
                                                                    ----------
Net Assets:  100.00%                                                $7,746,236
                                                                    ----------
                                                                    ----------

*<F2>  Non-income producing security.
#<F3>  U.S. security of foreign issuer.

                See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2003

ASSETS
   Investments in securities, at value (cost $7,019,989)            $7,749,985
   Receivables:
       Dividends and interest receivables                                6,245
       Fund shares sold                                                  3,302
       Due from Advisor                                                 17,134
       Prepaid expenses                                                  1,137
                                                                    ----------
           Total assets                                              7,777,803
                                                                    ----------

LIABILITIES
   Payables:
       Administration fees                                               2,548
       Distribution fees                                                 1,612
       Fund shares redeemed                                                240
   Fund accounting fees                                                  3,385
   Transfer agent fees                                                   2,492
   Custody fees                                                          1,411
   Other expenses                                                       19,879
                                                                    ----------
           Total liabilities                                            31,567
                                                                    ----------
NET ASSETS                                                          $7,746,236
                                                                    ----------
                                                                    ----------

   NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
     [$7,746,236 / 947,597 shares outstanding; unlimited
     number of shares (par value $.01) authorized]                       $8.17
                                                                         -----
                                                                         -----

   OFFERING PRICE PER SHARE ($8.17 / .9550)                              $8.55
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                  $8,912,374
   Undistributed net investment income                                   4,391
   Accumulated net realized loss on investments                     (1,900,525)
   Net unrealized appreciation on investments                          729,996
                                                                    ----------
           Net assets                                               $7,746,236
                                                                    ----------
                                                                    ----------

                See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2003

INVESTMENT INCOME
   Income
       Dividends                                                    $  105,049
       Interest                                                          9,262
                                                                    ----------
           Total income                                                114,311
                                                                    ----------
   Expenses
       Advisory fees (Note 3)                                           62,288
       Administration fees (Note 3)                                     30,123
       Professional fees                                                32,785
       Fund accounting fees                                             21,063
       Distribution fees (Note 4)                                       18,320
       Transfer agent fees                                              14,923
       Custody fees                                                      7,778
       Reports to shareholders                                           3,305
       Trustee fees                                                      7,294
       Registration expense                                              2,096
       Miscellaneous                                                     2,102
       Insurance expense                                                 1,136
                                                                    ----------
           Total expenses                                              203,213
           Less: advisory fee waiver (Note 3)                          (93,293)
                                                                    ----------
           Net expenses                                                109,920
                                                                    ----------
               NET INVESTMENT INCOME                                     4,391
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                     80,504
   Net realized loss on financial futures                              (17,944)
   Net change in unrealized appreciation
     on investments and financial futures                            1,125,297
                                                                    ----------
       Net realized and unrealized gain on investments               1,187,857
                                                                    ----------
           NET INCREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                              $1,192,248
                                                                    ----------
                                                                    ----------

                See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            Year Ended          Year Ended
                                                        December 31, 2003   December 31, 2002
                                                        -----------------   -----------------
NET INCREASE / (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment gain / (loss)                             $    4,391          $   (9,473)
   Net realized gain on investments                             80,504            (813,679)
   Net realized (loss) / gain
     on financial futures                                      (17,944)             59,205
   Net change in unrealized appreciation /
     depreciation on investments and
     financial futures                                       1,125,297            (872,761)
                                                            ----------          ----------
       NET INCREASE (DECREASE) IN NET
         ASSETS RESULTING FROM OPERATIONS                    1,192,248          (1,636,708)
                                                            ----------          ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                            --             (10,041)
                                                            ----------          ----------
       TOTAL DIVIDENDS AND
         DISTRIBUTIONS TO SHAREHOLDERS                              --             (10,041)
                                                            ----------          ----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net decrease in net assets derived from
     net change in outstanding shares (a)<F4>                 (668,206)           (146,186)
                                                            ----------          ----------
       TOTAL INCREASE (DECREASE)
         IN NET ASSETS                                         524,042          (1,792,935)
                                                            ----------          ----------

NET ASSETS
   Beginning of year                                         7,222,194           9,015,129
                                                            ----------          ----------
   END OF YEAR (including undistributed
     net investment income of $4,391
     and $0, respectively)                                  $7,746,236          $7,222,194
                                                            ----------          ----------
                                                            ----------          ----------

(a)<F4>  A summary of share transactions is as follows:

                                  Year Ended                   Year Ended
                              December 31, 2003            December 31, 2002
                             --------------------         -------------------
                             Shares         Value         Shares       Value
                             ------         -----         ------       -----
Shares sold                  118,861     $   879,458       64,063    $ 495,567
Shares issued in
  reinvestment
  of distributions                --              --        1,447       10,041
Shares redeemed             (209,511)     (1,547,664)     (83,990)    (651,794)
                            --------     -----------      -------    ---------
Net decrease                 (90,650)    $  (668,206)     (18,480)   $(146,186)
                            --------     -----------      -------    ---------
                            --------     -----------      -------    ---------

                See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                         Year Ended December 31,

                                                     2003           2002           2001           2000           1999
                                                     ----           ----           ----           ----           ----
Net asset value,
  beginning of year                                 $ 6.96         $ 8.53         $10.90         $12.31         $11.84
                                                    ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income / (loss)                          --          (0.01)          0.01           0.01           0.01
Net realized and unrealized
  gain / (loss) on investments                        1.21          (1.55)         (2.29)         (0.74)          1.98
                                                    ------         ------         ------         ------         ------
Total from investment operations                      1.21          (1.56)         (2.28)         (0.73)          1.99
                                                    ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
From net investment income                              --          (0.01)         (0.01)            --             --
From net capital gains                                  --             --          (0.08)         (0.68)         (1.52)
                                                    ------         ------         ------         ------         ------
Total distributions                                     --          (0.01)         (0.09)         (0.68)         (1.52)
                                                    ------         ------         ------         ------         ------

Net asset value, end of year                        $ 8.17         $ 6.96         $ 8.53         $10.90         $12.31
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

Total return                                         17.38%        (18.29%)       (20.95%)        (5.99%)        17.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of year (millions)                              $7.7           $7.2           $9.0          $12.5          $14.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement                          2.77%          2.49%          2.31%          2.02%          1.99%
After expense reimbursement                           1.50%          1.50%          1.50%          1.50%          1.50%

RATIO OF NET INVESTMENT (LOSS) / INCOME TO AVERAGE NET ASSETS:
After expense reimbursement                           0.04%         (0.12%)         0.10%          0.05%          0.08%

Portfolio turnover rate                              78.21%         78.91%         79.48%         67.97%        101.86%

                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS at December 31, 2003

NOTE 1 - ORGANIZATION

   The Avatar Advantage Equity Allocation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity stocks. The Fund began operations on December 3, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

   B. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin, "are made or received by a Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on the financial futures contracts.

      The portfolio invests in financial futures contracts in order to hedge existing portfolio securities, or securities the portfolio intends to purchase against fluctuations in value. Under a variety of circumstances, the portfolio may not achieve the anticipated benefits of the financials futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

   C. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   D. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

   E. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
          AFFILIATES

   For the year ended December 31, 2003, OAM Avatar LLC (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the year ended December 31, 2003, the Fund incurred $62,288 in Advisory Fees.

   The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended December 31, 2003, the Advisor reduced its fees and absorbed Fund expenses in the amount of $93,293; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $325,405 at December 31, 2003. Cumulative expenses subject to recapture expire as follows:

                Year            Amount
                ----            ------
                2004           $ 70,174
                2005             81,041
                2006             80,897
                2007             93,293
                               --------
                               $325,405
                               --------
                               --------

   U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Fund asset level                           Fee rate
   ----------------                           --------
   Less than $15 million                      $30,000
   $15 million to less than $50 million       0.20% of average daily net assets
   $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
   More than $150 million                     0.05% of average daily net assets

   Quasar Distributors, L.L.C. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator. For the fiscal year ended December 31, 2003, the Distributor did not receive any sales commission from the Funds.

   Certain officers of the Fund are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION

   The Avatar Advantage Equity Allocation Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended December 31, 2003, The Avatar Advantage Equity Allocation Fund paid the Distribution Coordinator in the amount of $18,320.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2003, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,884,907 and $5,900,128 respectively.

NOTE 6 - INCOME TAXES

   Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

   The tax character of distributions paid during years ended December 31, 2003 and 2002 were as follows:

                                    2003                  2002
                                    ----                  ----
      Ordinary income                --                 $10,041

   As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

      Cost of investments                                  $ 7,020,672
                                                           -----------
      Gross tax unrealized appreciation                        807,464
      Gross tax unrealized depreciation                        (78,151)
                                                           -----------
      Net tax unrealized appreciation                      $   729,313
                                                           -----------
      Undistributed ordinary income                        $     4,391
      Undistributed long-term capital gain                          --
                                                           -----------
      Total distributable earnings                         $     4,391
                                                           -----------
      Other accumulated gains/losses                       $(1,899,842)
                                                           -----------
      Total accumulated earnings/(losses)                  $(1,166,138)
                                                           -----------
                                                           -----------

   The Fund had a capital loss carryforward of ($1,899,842) which expires as follows:

                Year            Amount
                ----            ------
                2011        $  (132,542)
                2010           (611,184)
                2009         (1,156,116)
                            -----------
                            $(1,899,842)
                            -----------
                            -----------

NOTE 7 - CHANGE OF AUDITORS

   On June 13, 2003, PricewaterhouseCoopers LLP ("PwC") resigned as the independent accountants for the Avatar Advantage Equity Allocation Fund (the "Fund"), a series of Advisors Series Trust (the "Company"). On June 13, 2003, the Company retained Tait, Weller & Baker ("Tait") as the independent accountants for the Fund. The retention of Tait as the independent accountants of the Fund has been approved by the Company's Audit Committee and Board of Trustees.

   The reports of PwC on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

   In connection with its audits for the two most recent fiscal years and through June 13, 2003, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

NOTE 8 - HOW TO OBTAIN A COPY OF THE FUNDS PROXY VOTING POLICIES

   A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 866-205-0294; (2) at avatar-associates.com; and
(3) on the U.S. Securities and Exchange Commission's website at sec.gov.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Trustees and Shareholders of Advisors Series Trust
Milwaukee, WI

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Avatar Advantage Equity Allocation Fund, a series of Advisors Series Trust, as of December 31, 2003, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2002 and the financial highlights for each of the four years in the period then ended have been audited by other auditors, whose report dated February 21, 2003 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Avatar Advantage Equity Allocation Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 04, 2004

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

   The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling the advisor.

                              INDEPENDENT TRUSTEES
                              --------------------

                                                                                      # of
                                        Term of                                       Funds in       Other
                         Position       Office and                                    complex        Directorships
Name, Age                Held with      Length of       Principal Occupation          overseen       Held by
and Address              the Trust      Time Served     During Past Five Years        by Trustee     Trustee
-----------              ---------      -----------     ----------------------        ----------     -------------
Walter E. Auch           Trustee        Indefinite      Management                    1              Nicholas-
(Born 1921)                             Term            Consultant                                   Applegate
2020 E. Financial Way                                                                                Funds,
Glendora, CA 91741                      Since                                                        Salomon
                                        1997                                                         Smith Barney
                                                                                                     Funds, Bayan
                                                                                                     Strategic
                                                                                                     Realty Trust,
                                                                                                     Legend
                                                                                                     Properties,
                                                                                                     Pimco
                                                                                                     Advisors
                                                                                                     LLP, and
                                                                                                     Senele Group

James Clayburn           Trustee        Indefinite      Dean Emeritus, John E.        1              The Payden
LaForce                                 Term            Anderson Graduate                            & Rygel
(Born 1927)                                             School of Management,                        Investment
2020 E. Financial Way                   Since           University of California,                    Group, PIC
Glendora, CA 91741                      March 2002      Los Angeles                                  Investment
                                                                                                     Trust, PIC
                                                                                                     Small Cap
                                                                                                     Portfolio, PIC
                                                                                                     Balanced
                                                                                                     Portfolio, PIC
                                                                                                     Growth
                                                                                                     Portfolio, PIC
                                                                                                     Mid Cap
                                                                                                     Portfolio,
                                                                                                     Provident
                                                                                                     Investment
                                                                                                     Counsel
                                                                                                     Institutional
                                                                                                     Money
                                                                                                     Market Fund,
                                                                                                     Black Rock
                                                                                                     Funds, Jacobs
                                                                                                     Engineering,
                                                                                                     Timken Co.,
                                                                                                     Concervex

Donald E. O'Connor       Trustee        Indefinite      Financial Consultant;         1              The Parnassus
(Born 1936)                             Term            formerly Executive                           Fund
2020 E. Financial Way                                   Vice President and                           The Parnassus
Glendora, CA 91741                      Since           Chief Operating officer                      Income Fund
                                        1997            of ICI Mutual Insurance                      The Forward
                                                        Company (until January,                      Funds
                                                        1997); Vice President,
                                                        Operations, Investment
                                                        Company Institute (until
                                                        July, 1993).

George J. Rebhan         Trustee        Indefinite      Retired; formerly             1              E*Trade
(Born 1934)                             Term            President, Hotchkis                          Funds
2020 E. Financial Way                                   and Wiley Funds
Glendora, CA 91741                      Since           (mutual funds)
                                        March 2002      from 1985 to 1993.

George T. Wofford III    Trustee        Indefinite      Senior Vice President,        1              Not
(Born 1939)                             Term            Information Services,                        Applicable
2020 E. Financial Way                                   Federal Home Loan
Glendora, CA 91741                      Since           Bank of San Francisco.
                                        1997

                        INTERESTED TRUSTEES AND OFFICERS
                        --------------------------------

                                                                                      # of
                                                                                      Funds in       Other
                                        Term of                                       complex        Directorships
                         Position       Office and                                    overseen       Held by
Name, Age                Held with      Length of       Principal Occupation          by Trustee     Trustee
and Address              the Trust      Time Served     During Past Five Years        or Officer     or Officer
-----------              ---------      -----------     ----------------------        ----------     -------------
Eric M. Banhazl          Trustee &      Indefinite      Senior Vice President,        1              None
(Born 1957)              President      Term            U.S. Bancorp Fund
2020 E. Financial Way                                   Services, LLC, the
Glendora, CA 91741                      Since           Fund's administrator
                                        1997            (since July, 2001);
                                                        Treasurer, Investec
                                                        Funds; formerly,
                                                        Executive Vice President,
                                                        Investment Company
                                                        Administration, LLC
                                                        (ICA) (The Fund's
                                                        former administrator).

Douglas G. Hess          Treasurer      Indefinite      Assistant Vice                1              None
(Born 1967)                             Term            President Compliance
615 E. Michigan Street                                  and Administration,
Milwaukee, WI 53202                     Since           U.S. Bancorp Fund
                                        December        Services, LLC since
                                        2003            March 1997.

Rodney DeWalt            Secretary      Indefinite      Compliance                    1              None
(Born 1967)                             Term            Administrator, U.S.
615 E. Michigan Street                                  Bancorp Fund Services,
Milwaukee, WI 53202                     Since           LLC since January 2003.
                                        December
                                        2003

                                    ADVISOR
                                 OAM Avatar LLC
                         350 Madison Avenue, 11th Floor
                            New York, New York 10017
                           www.avatar-associates.com

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

                         INDEPENDENT PUBLIC ACCOUNTANTS
                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant were. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                                               # of Hours spent
                      FYE  12/31/2003     FYE  12/31/2002      in FYE 2003
                      ---------------     ---------------      ----------------
Audit Fees                 $13,000             $17,500              N/a
Audit-Related Fees         N/a                 N/a                  N/a
Tax Fees                   $2,000              $3,800               N/a
All Other Fees             N/a                 N/a                  N/a

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.


Non-Audit Related Fees                  FYE  12/31/2003       FYE  12/31/2002
----------------------                  ---------------       ---------------
Registrant                                   $750              N/a
Registrant's Investment Adviser              N/a               N/a


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a)  (1) Any code of ethics or amendment thereto. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   -----------------------------------------

     By (Signature and Title) /s/ Eric M. Banhazl
                              -------------------
                              Eric M. Banhazl, President

     Date 3/2/04
          ------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F5> /s/ Eric M. Banhazl
                                   --------------------------
                                   Eric M. Banhazl, President

     Date 3/2/04
          ------

     By (Signature and Title)*<F5> /s/ Douglas G. Hess
                                   --------------------------
                                   Douglas G. Hess, Treasurer

     Date 3/3/04
          ------

*<F5> Print the name and title of each signing officer under his or her signature.